UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   October 29, 2018
(Date of Earliest event reported)

FIRST NORTHERN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	000-30707	68-0450397
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

(707) 678-3041
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

On October 29, 2018, First Northern Community Bancorp issued a press release concerning financial results for the 3rd quarter of 2018, a copy of which is included as ITEM 9.01  (c) Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01.  The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

ITEM 7.01  REGULATION FD DISCLOSURE

On October 29, 2018, First Northern Community Bancorp issued a press release concerning financial results for the 3rd quarter of 2018, a copy of which is included as ITEM 9.01 (c)  Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01 in accordance with SEC Release No. 33-8216.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit

99.1 Earnings Press Release, dated October 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2018	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
Senior Executive Vice President/
Chief Operating Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Earnings Press Release, dated October 29, 2018

EXHIBIT 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

Contact:   Louise A. Walker                             October 29, 2018
President & Chief Executive Officer
First Northern Community Bancorp
& First Northern Bank
P.O. Box 547
Dixon, California
(707) 678-3041

First Northern Community Bancorp Reports Third Quarter 2018 Earnings
Third Quarter Net Income of $3.5 Million
Net Loans Up 9.9% from Third Quarter of Prior Year

Dixon, California - First Northern Community Bancorp (the "Company", OTCQB: FNRN), holding company for First Northern Bank ("First Northern" or the "Bank"), today reported net income of $9.2 million, or $0.79 per diluted share, for the nine months ended September 30, 2018 compared to net income of $7.9 million, or $0.67 per diluted share, for the nine months ended September 30, 2017.

Net income for the three months ended September 30, 2018 was $3.5 million, or $0.30 per diluted share, compared to net income of $2.8 million, or $0.24 per diluted share, for the three months ended September 30, 2017.

Total assets at September 30, 2018 were $1.24 billion, an increase of $51.0 million, or 4.3%, compared to September 30, 2017.  Total deposits at September 30, 2018 were $1.12 billion, an increase of $43.8 million, or 4.1%, compared to September 30, 2017.  During the same period, total net loans (including loans held-for-sale) increased $68.9 million, or 9.9%, to $763.8 million. The Company continued to be "well capitalized" under regulatory definitions, exceeding the 10% total risk-based capital ratio threshold at September 30, 2018.

Commenting on the Company's financial results, President & Chief Executive Officer Louise Walker stated, "Our strong financial performance has set a new record in net income for both year-to-date and quarter-to-date performance.  This performance was the result of solid franchise momentum, growth in loans and core deposits, strong interest income, an uptick in our investment & brokerage services and debit card fee income, as well as the benefits of lower tax rates as a result of the Tax Cuts and Jobs Act.  Building upon the client growth we have achieved and managing expenses remain our fundamental objectives and key to successfully achieving the earnings target set for ourselves in 2018 and beyond.  We are proud of our diversified franchise.  We have the right team in place and are investing to make our technology platform one that can evolve to meet the ever-changing needs of our valued business and consumer customers.  We remain focused on delivering sustainable, profitable returns for our shareholders, and we believe our year-to-date 2018 achievements and financial performance will position us to achieve continued growth."

First Northern Bank is an independent community bank that specializes in relationship banking.  The Bank, headquartered in Solano County since 1910, serves Solano, Yolo, Sacramento, Placer, and Contra Costa Counties, as well as the west slope of El Dorado County.  In June, the Bank opened a Residential Mortgage Loan Office in Sonoma.  Experts are available in small-business, commercial, real estate and agribusiness lending, as well as mortgage loans. The Bank is an SBA Preferred Lender. Non-FDIC insured Investment and Brokerage Services are available at every branch location, including Dixon, Davis, West Sacramento, Fairfield, Vacaville, Winters, Woodland, Sacramento, Roseville and Auburn. The Bank has a commercial lending office in Walnut Creek. Real estate mortgage and small-business loan officers are available by appointment in any of the Bank's 10 branches. First Northern recently launched Lightning Loans, its new digital channel for small businesses to apply for and receive a $2,500 to $50,000 loan or line of credit in minutes. The Bank is rated as a Veribanc "Blue Ribbon" Bank and a "5-Star Superior" Bank by Bauer Financial for the earnings period ended June 30, 2018 (www.veribanc.com). The Bank can be found on the Web at www.thatsmybank.com, on Facebook and on LinkedIn.

Forward-Looking Statements
This press release and other public statements may include certain "forward-looking statements" about First Northern Community Bancorp and its subsidiaries (the "Company"). These forward-looking statements are based on management's current expectations, including but not limited to statements about market conditions and current expectations about strategic objectives, future performance and earnings, growth and competitive advantages, and are subject to certain risks, uncertainties and changes in circumstances. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. More detailed information about these risk factors is contained in the Company's most recent reports filed with the Securities and Exchange Commission on Forms 10-K and 10-Q, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ materially from those contained in the forward-looking statements. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's most recent reports on Form 10-K and Form 10-Q, and any reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made. For further information regarding the Company, please read the Company's reports filed with the SEC and available at www.sec.gov.
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